SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     December 17, 2004 (November 29, 2004)
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               Date of Report (Date of earliest event reported)


                                RCN Corporation
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            (Exact name of Registrant as specified in its charter)


         Delaware                        0-22825             22-3498533
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(State or other jurisdiction of       (Commission         (IRS Employer
       Incorporation)                   File No.)        Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.    Changes in Registrant's Certifying Accountant

         On December 3, 2004, RCN Corporation ("RCN" or the "Company") filed a Form 8-K (the "December 3 8-K") reporting under Item 4.01 thereof that RCN had engaged Friedman LLP as the Company's new independent public accounting firm and had dismissed PricewaterhouseCoopers LLP ("PwC") as its independent public accounting firm.

         RCN is filing this Form 8-K/A to clarify that Friedman LLP will also replace PWC as the independent registered public accounting firm which audits the financial statements of the RCN Savings & Stock Ownership Plan. All other statements or documents contained in the December 3 8-K, filed as exhibits thereto or incorporated therein by reference are unchanged by the statements in this Form 8-K/A, remain in full force and effect and are hereby incorporated herein by reference.


Cautionary Statement About Forward-Looking Statements

         Some of the statements made by RCN in this filing and the exhibit are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates, the Company's ability to produce sufficient cash flow and to adequately identify and disclose material information in future filings with the SEC. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RCN Corporation


                                               By: /s/ Deborah M. Royster
                                                  ---------------------------
                                               Name:   Deborah M. Royster
                                               Title:  Senior Vice President,
                                                       General Counsel and
                                                       Corporate Secretary

Date:  December 17, 2004